Exhibit 10.9

            Initial Election

             Change in Election

FEE DEFERRAL ELECTION FORM

FOR

DEFERRED FEE PROGRAM

OF THE OWENS & MINOR, INC.

2003 DIRECTORS’ COMPENSATION PLAN

I acknowledge that I have received a copy of and am familiar with the Owens & Minor, Inc. 2003 Directors’ Compensation Plan (the “Plan”). I elect to be a Participant (“Participant”) in the Deferred Fee Program under the terms and conditions of the Plan and the elections below. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Plan.

A.	DEFERRAL ELECTION

1.	Retainer Fee Deferral

a.	Please defer 100%/ 75%/ 50%/ 25%/ (circle one) of my Retainer Fee in accordance with the Plan.

b.	I do not wish to defer my Retainer Fee.

2.	Meeting Fees Deferral

a.	Please defer 100%/ 75%/ 50%/ 25%/ (circle one) of my Meeting Fees in accordance with the Plan.

b.	I do not wish to defer my Meeting Fees.

This deferred election shall become effective as provided in the Plan and will remain in effect with respect to all future Compensation until a new deferral election made by me becomes effective pursuant to the terms of the Plan.

B.	DISTRIBUTION ELECTION

Distribute my income payments under this Fee Deferral Form as follows:

1.	Commencement of Benefit Payments

a.	The first day of the calendar month following Participant’s death.

b.	The first day of the calendar month following Participant’s disability.

c.	The first day of the calendar month following the date of termination of the Participant’s service as a member of the Board.

d.	The first day of [state month and year which is at least six months after the date this election is made and delivered to the Secretary of Owens & Minor, Inc.].

e.	The earliest to occur of a,b, c and d above.

A Distribution Date election shall become effective on the Election Date with respect to Compensation accruing after the Election Date.

2.	Number of Benefit Payments

a.	In [not more than 180] monthly installments

b.	In [not more than 60] quarterly installments

c.	In [not more than 15] annual installments

d.	In a lump sum

e.	In the following combination of lump sum and installments provided above:

_________________________________________________________

_________________________________________________________

C.	SUBACCOUNTS ELECTION

The amounts deferred pursuant to Section A above shall be allocated for investment in the following subaccounts [must be in integral multiples of 10%]

a. %	Owens & Minor Stock Fund

b. %	Fixed Income Fund

_____

100%

Investment directions and any changes thereto will become effective as provided in the Plan.

D.	BENEFICIARY DESIGNATION

I designate                                                              (Social Security # or E.I.N.                     ) as my primary Beneficiary of any benefits that become payable under the Deferred Fee Program of the Owens & Minor, Inc. 1998 Directors’ Compensation Plan as a result of my death.

If the person I have just named predeceased me (or, if I named a trust, if the trust is not in existence at the time of my death) I designate                                                               (Social Security # or E.I.N.                     )as my contingent Beneficiary of any benefits that become payable under the Plan as a result of my death.

If a designated Beneficiary survives me but dies (or, if a trust, terminates) before all benefits have been paid to the Beneficiary, the remainder of the payments must be made as the Beneficiary designates or, if the Beneficiary fails to properly execute a Beneficiary designation, to the Beneficiary’s estate, or, if a trust, to the Beneficiaries in distribution of the trust.

This designation revokes and rescinds any prior Beneficiary designation made by me and applies to all deferrals under the Plan. I understand that this Beneficiary designation applies until revoked by my written request. I also understand that, in executing this Beneficiary designation, I agree to be bound by the terms and conditions of the Plan and agree that such terms and conditions are binding upon my Beneficiary, distributee, and personal representative.

By signing this election form, I acknowledge that I have no interest in any asset Owens & Minor, Inc. may acquire to assist it in meeting its obligations under the Deferred Fee Program and I confirm that, as a general creditor, I must look solely to Owens & Minor, Inc. for the payment of any amounts due me under the Plan.

Date	Participant’s Signature

Print Name

Social Security Number

EXTRAORDINARY DISTRIBUTION REQUEST FORM

FOR

DEFERRED FEE PROGRAM

OF THE OWENS & MINOR, INC.

2003 DIRECTORS’ COMPENSATION PLAN

I acknowledge that I have received and am familiar with the Owens & Minor, Inc. 2003 Directors’ Compensation Plan.

(i)	I hereby request that the sum of $ be distributed from my Owens & Minor, Inc. Deferred Fee Program account.

(ii)	I request that such distribution be taken from my following Subaccounts:

________________________________________	$	____________________

________________________________________	$	____________________

(iii)	This request is made to alleviate or satisfy the following immediate and heavy financial hardship:

STOCK PURCHASE ELECTION FORM

FOR

THE STOCK PURCHASE PROGRAM

OF THE OWENS & MINOR, INC.

2003 DIRECTORS’ COMPENSATION PLAN

I acknowledge that I have received and am familiar with the Owens & Minor, Inc. 2003 Directors’ Compensation Plan (the “Plan”). Capitalized terms used in this Form and not otherwise defined shall have the meanings assigned to them in the Plan.

I hereby elect to purchase shares of Common Stock out of my Compensation to be received for serving as a Director of Owens & Minor as follows:

1.	Retainer Fee Purchase

a.	Please use 100%; 75%; 50%; 25% (circle one) of my Retainer Fee for the purchase of Common Stock in accordance with the Stock Purchase Program of the Plan.

b.	I do not wish to purchase Common Stock with my Retainer Fee.

2.	Meeting Fee Purchase

a.	Please use 100%; 75%; 50%; 25% (circle one) of my Meeting Fee for the purchase of Common Stock in accordance with the Stock Purchase Program of the Plan.

b.	I do not wish to purchase Common Stock with my Retainer Fee.

Please register the Common Stock to be issued hereunder:

a. In my name.

b. In the joint names of me and my spouse. My spouse’s name is:

Social Security Number

Date	Participant’s Signature

Print Name

Social Security Number